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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event
reported)                                     March 5, 2002
                                            ------------------------------------


                                iAsiaWorks, Inc.

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             (Exact name of registrant as specified in its charter)


        Delaware                       000-31201               94-3228782
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(State or other jurisdiction          (Commission             (IRS Employer
    of incorporation)                 File Number)          Identification No.)


 2000 Alameda de las Pulgas, Suite 126, San Mateo, California          94403
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        (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (650) 524-1790
                                                      --------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

(a)      Previous independent accountants.

         (i) On March 7, 2002, PricewaterhouseCoopers LLP resigned as independent accountants of iAsiaWorks, Inc.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer or opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through March 7, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through March 7, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter, dated March 8, 2002, is filed as Exhibit 16 to this report on Form 8-K.

(b)      New independent accountants.

         (i) The registrant has not yet engaged new independent accountants.


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Item 5.  Other Events
         ------------

On March 5, 2002, Dennis Muse resigned as a member of the registrant's Board of Directors in order to pursue other business interests.

On March 7, 2002, the Board of Directors of iAsiaWorks, Inc. authorized the dissolution of the registrant and the wind-up of the registrant's business. The registrant's assets presently consist primarily of cash and stock in its subsidiaries, all of which have been liquidated or are in the process of being liquidated or otherwise wound up. The registrant's Board of Directors also approved a plan of disbursement to pay, to the extent of available funds as determined by the Board of Directors, amounts owed to creditors. Following the March 7, 2002 meeting of the Board of Directors, each director and officer of iAsiaWorks, Inc. resigned.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

Exhibit No.       Exhibit Description
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    16            Letter of PricewaterhouseCoopers LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                iAsiaWorks, Inc.
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                                                  (Registrant)


           March 8, 2002                By:      /s/ Nicholas Pianim
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                Date                    Name:    Nicholas Pianim
                                        Title:   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
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   16             Letter of PricewaterhouseCoopers LLP